UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

September 27, 2006	(September 26, 2006)
Date of Report	(Date of earliest event reported)

AutoZone, Inc.
(Exact name of registrant as specified in its charter)

Nevada	1-10714	62-1482048
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 South Front Street, Memphis, Tennessee	38103
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (901) 495-6500

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 26, 2006, Edward S. Lampert notified the Board of Directors of AutoZone, Inc. ("AutoZone") that he will not stand for re-election to the Board at AutoZone's Annual Meeting of Stockholders to be held on December 13, 2006. Mr. Lampert, the Chairman and CEO of ESL Investments, Inc. ("ESL") and Chairman of Sears Holdings Corporation, will not be standing for re-election in order to devote more time to other duties at ESL and Sears Holdings. Mr. Lampert is the chairman of AutoZone's Compensation Committee. The Board has nominated Theodore W. Ullyot, Executive Vice President and General Counsel of ESL, to fill the Board seat vacated by Mr. Lampert.

Item 9.01. Financial Statements and Exhibits.

The following exhibit is filed with this Current Report pursuant to Item 5.02:

(d) Exhibits

99.1      Press Release dated September 27, 2006.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AutoZone, Inc. (Registrant)
September 27, 2006 (Date)	/s/ HARRY L. GOLDSMITH Harry L. Goldsmith Executive Vice President, General Counsel and Secretary

Exhibit Index
99.1	Press release dated September 27, 2006